                                                                    EXHIBIT 99.7

CASE NAME:     KEVCO MANUFACTURING, LP                             ACCRUAL BASIS

CASE NUMBER:   401-40784-BJH-11

JUDGE:         BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                                                -----
                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JULY 31, 2002
                                         -------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                      TREASURER
---------------------------------------           ----------------------------
Original Signature of Responsible Party                       Title

WILFORD W. SIMPSON                                       AUGUST 23, 2002
---------------------------------------           ----------------------------
Printed Name of Responsible Party                              Date


PREPARER:

/s/ Dennis S. Faulkner                                 DEBTOR'S ACCOUNTANT
---------------------------------------           ----------------------------
Original Signature of Preparer                                Title

DENNIS S. FAULKNER                                       AUGUST 23, 2002
---------------------------------------           ----------------------------
Printed Name of Preparer                                      Date

CASE NAME:                  KEVCO MANUFACTURING, LP            ACCRUAL BASIS - 1

CASE NUMBER:                401-40784-BJH-11

COMPARATIVE BALANCE SHEET

                                                             SCHEDULED                  MONTH           MONTH     MONTH
ASSETS                                                         AMOUNT                  JUL-02           -----     -----
------                                                         ------                  ------
1.  Unrestricted Cash (FOOTNOTE)                                   41,683                      0
2.  Restricted Cash
3.  Total Cash                                                     41,683                      0
4.  Accounts Receivable (Net) (FOOTNOTE)                        7,974,696                      0
5.  Inventory (Footnote)                                       14,793,828                      0
6.  Notes Receivable
7.  Prepaid Expenses                                              196,584                      0
8.  Other (Attach List)                                                 0                      0
9.  Total Current Assets                                       23,006,791                      0
10. Property, Plant & Equip. (FOOTNOTE)                        32,082,187
11. Less: Accumulated Depreciation                             (7,696,543)
12. Net Property, Plant & Equipment                            24,385,644                      0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)            8,369,096                      0
15. Other (Attach List)                                        13,541,943             45,421,985
16. Total Assets                                               69,303,474             45,421,985

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable                                                                              0
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                                  131,388
23. Total Post Petition Liabilities                                                      131,388

PRE PETITION LIABILITIES

24. Secured Debt (Footnote)                                    75,885,064             13,945,516
25. Priority Debt (Footnote)                                    1,383,756
26. Unsecured Debt                                              5,139,545              2,733,206
27. Other (Attach List)                                       197,008,999            196,487,204
28. Total Pre Petition Liabilities                            279,417,364            213,165,926
29. Total Liabilities                                         279,417,364            213,297,314

EQUITY

30. Pre Petition Owners' Equity                                                     (210,107,292)
31. Post Petition Cumulative Profit Or (Loss)                                        (19,301,875)
32. Direct Charges To Equity (Attach Explanation Footnote)                            61,533,838
33. Total Equity                                                                    (167,875,329)
34. Total Liabilities and Equity                                                      45,421,985

This form x does does   not have related footnotes on Footnotes Supplement.
         ---         ---

CASE NAME:                  KEVCO MANUFACTURING, LP                SUPPLEMENT TO

CASE NUMBER:                401-40784-BJH-11                   ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                            SCHEDULED               MONTH             MONTH        MONTH
ASSETS                                                        AMOUNT               JUL-02             -----        -----
------                                                        ------               ------
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                                         0                    0

A.       Goodwill: Consolidated Forest Products              8,369,096                    0
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14            8,369,096                    0

A.       Intercompany Receivables (FOOTNOTE)                13,541,943           45,421,985
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                               13,541,943           45,421,985

POST PETITION LIABILITIES
A.       Accrued Liabilities                                                        131,388
B.
C.
D.
E.
TOTAL OTHER POST PETITION LIABILITIES -  LINE 22                                    131,388

PRE PETITION LIABILITIES
A.       Interco. Payables (FOOTNOTE)                       68,508,999           67,987,204
B.       10 3/8% Senior Sub. Notes                         105,000,000          105,000,000
C.       Sr. Sub. Exchangeable Notes                        23,500,000           23,500,000
D.
E.
TOTAL OTHER PRE PETITION LIABILITIES -  LINE 27            197,008,999          196,487,204

CASE NAME:                  KEVCO MANUFACTURING, LP            ACCRUAL BASIS - 2

CASE NUMBER:                401-40784-BJH-11

INCOME STATEMENT

                                                               MONTH             MONTH       MONTH       QUARTER
REVENUES                                                      JUL-02             -----       -----        TOTAL
--------                                                      ------                                      -----

1.     Gross Revenues                                                  0                                          0
2.     Less: Returns & Discounts                                                                                  0
3.     Net Revenue                                                     0                                          0

COST OF GOODS SOLD

4.     Material                                                                                                   0
5.     Direct Labor                                                                                               0
6.     Direct Overhead                                                                                            0
7.     Total Cost of Goods Sold                                        0                                          0
8.     Gross Profit                                                    0                                          0

OPERATING EXPENSES

9.     Officer / Insider Compensation                                                                             0
10.    Selling & Marketing                                                                                        0
11.    General & Administrative                                        0                                          0
12.    Rent & Lease                                                                                               0
13.    Other (Attach List)                                                                                        0
14.    Total Operating Expenses                                        0                                          0
15.    Income Before Non-Operating
       Income & Expense                                                0                                          0

OTHER INCOME & EXPENSES

16.    Non-Operating (Income) (Att List)                               0                                          0
17.    Non-Operating Expense (Att List)                                0                                          0
18.    Interest Expense                                                                                           0
19.    Depreciation / Depletion                                                                                   0
20.    Amortization                                                                                               0
21.    Other (Attach List)                                                                                        0
22.    Net Other Income & (Expenses)                                   0                                          0

REORGANIZATION EXPENSES

23.    Professional Fees                                                                                          0
24.    U.S. Trustee Fees                                                                                          0
25.    Other (Attach List)                                                                                        0
26.    Total Reorganization Expenses                                   0                                          0
27.    Income Tax                                                                                                 0
28.    Net Profit (Loss)                                               0                                          0

This form   does x does not have related footnotes on Footnotes Supplement.
         ---    ---

CASE NAME:                  KEVCO MANUFACTURING, LP            ACCRUAL BASIS - 3

CASE NUMBER:                401-40784-BJH-11

CASH RECEIPTS AND                                    MONTH          MONTH        MONTH             QUARTER
DISBURSEMENTS                                        JUL-02         -----        -----              TOTAL
-------------                                        ------                                         -----

1.     Cash - Beginning Of Month                  SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.     Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.     Pre Petition
4.     Post Petition
5.     Total Operating Receipts

NON-OPERATING RECEIPTS

6.     Loans & Advances (Attach List)
7.     Sale of Assets
8.     Other (Attach List)
9.     Total Non-Operating Receipts
10.    Total Receipts
11.    Total Cash Available

OPERATING DISBURSEMENTS

12.    Net Payroll
13.    Payroll Taxes Paid
14.    Sales, Use & Other Taxes Paid
15.    Secured / Rental / Leases
16.    Utilities
17.    Insurance
18.    Inventory Purchases
19.    Vehicle Expenses
20.    Travel
21.    Entertainment
22.    Repairs & Maintenance
23.    Supplies
24.    Advertising
25.    Other (Attach List)
26.    Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.    Professional Fees
28.    U.S. Trustee Fees
29.    Other (Attach List)
30.    Total Reorganization Expenses
31.    Total Disbursements
32.    Net Cash Flow
33.    Cash - End of Month

This form x does   does not have related footnotes on Footnotes Supplement.
         ---    ---

CASE NAME:    KEVCO MANUFACTURING, LP          SUPPLEMENT TO ACCRUAL BASIS - 3
                                               JULY, 2002
CASE NUMBER:  401-40784-BJH-11                 CASH RECEIPTS AND DISBURSEMENTS

                                                 DIST LP         MFG         MGMT         HOLDING    COMP     KEVCO INC    TOTAL
                                                 -------         ---         ----         -------    ----     ---------    -----

 1    CASH-BEGINNING OF MONTH                         -             -      5,047,569         -         -           -     5,047,569

   RECEIPTS FROM OPERATIONS
 2    CASH SALES                                      -             -                                                            -
   COLLECTION OF ACCOUNTS RECEIVABLE
 3    PRE PETITION                                    -             -                                                            -
 4    POST PETITION                                                 -                                                            -

 5    TOTAL OPERATING RECEIPTS                        -             -              -         -         -           -             -

   NON OPERATING RECEIPTS
 6    LOANS & ADVANCES                                              -                                                            -
 7    SALE OF ASSETS                                                                                                             -
 8    OTHER                                           -             -         10,670         -         -           -        10,670
       INTERCOMPANY TRANSFERS                       235                         (235)        -                                   -
                 SALE EXPENSE REIMBURSEMENT
                 INCOME TAX REFUND                                             4,991
                 REBATE
                 WORKERS COMP REFUND
                 MISC.                                                                                 -
                 INTEREST INCOME                                    -          5,679

 9    TOTAL NON OPERATING RECEIPTS                  235             -         10,435         -         -           -        10,670

10    TOTAL RECEIPTS                                235             -         10,435         -         -           -        10,670

11    CASH AVAILABLE                                235             -      5,058,004         -         -           -     5,058,239

   OPERATING DISBURSEMENTS
12    NET PAYROLL                                                             12,770                                        12,770
13    PAYROLL TAXES PAID                                            -          4,788                                         4,788
14    SALES, USE & OTHER TAXES PAID                                 -                                                            -
15    SECURED/RENTAL/LEASES                                         -          5,020                                         5,020
16    UTILITIES                                                     -            428                                           428
17    INSURANCE                                                     -            844                                           844
18    INVENTORY PURCHASES                                           -                                                            -
19    VEHICLE EXPENSE                                               -                                                            -
20    TRAVEL                                                        -                                                            -
21    ENTERTAINMENT                                                 -                                                            -
22    REPAIRS & MAINTENANCE                         235             -                                                          235
23    SUPPLIES                                                      -                                                            -
24    ADVERTISING                                                                                                                -
25    OTHER                                           -             -          4,455         -         -           -         4,455
                 LOAN PAYMENTS                                      -              -                                             -
                 FREIGHT                                            -                                                            -
                 CONTRACT LABOR                                     -                                                            -
                 401 K PAYMENTS                                     -                                                            -
                 PAYROLL TAX ADVANCE ADP                                                                                         -
                 WAGE GARNISHMENTS                                                                                               -
                 MISC.                                              -          4,455                                         4,455

26    TOTAL OPERATING DISBURSEMENTS                 235             -         28,305         -         -           -        28,540

   REORGANIZATION DISBURSEMENTS
27    PROFESSIONAL FEES                                                                                                          -
28    US TRUSTEE FEES                                               -          7,250                                         7,250
29    OTHER                                                                                                                      -
30    TOTAL REORGANIZATION EXPENSE                    -             -          7,250         -         -           -         7,250

31    TOTAL DISBURSEMENTS                           235             -         35,555         -         -           -        35,790

32    NET CASH FLOW                                   -             -        (25,120)        -         -           -       (25,120)

33    CASH- END OF MONTH                              -             -      5,022,449         -         -           -     5,022,449

CASE NAME:    KEVCO MANUFACTURING, LP                          ACCRUAL BASIS - 4

CASE NUMBER:  401-40784-BJH-11

                                                    SCHEDULED             MONTH              MONTH              MONTH
ACCOUNTS RECEIVABLE AGING                            AMOUNT              JUL-02              -----              -----
-------------------------                            ------              ------
1.   0 - 30                                                                     0
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                      7,974,696                   0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                      7,974,696                   0

AGING OF POST PETITION                                  MONTH:  JULY-02
TAXES AND PAYABLES                                            -----------

                                  0 - 30             31 - 60             61 - 90              91 +
TAXES PAYABLE                      DAYS               DAYS                DAYS                DAYS              TOTAL
-------------                      ----               ----                ----                ----              -----
1.   Federal                                                                                                         0
2.   State                                                                                                           0
3.   Local                                                                                                           0
4.   Other (See Below)                                                                                               0
5.   Total Taxes Payable               0                   0                   0                  0                  0
6.   Accounts Payable                  0                                                                             0


STATUS OF POST PETITION TAXES                           MONTH:  JULY-02
                                                              -----------

                                                                              AMOUNT
                                                      BEGINNING TAX       WITHHELD AND/OR                        ENDING TAX
FEDERAL                                                 LIABILITY*            ACCRUED        (AMOUNT PAID)        LIABILITY
-------                                                 ----------            -------        -------------        ---------
                                  >
1.   Withholding **                                                                                                        0
2.   FICA - Employee **                                                                                                    0
3.   FICA - Employer **                                                                                                    0
4.   Unemployment                                                                                                          0
5.   Income                                                                                                                0
6.   Other (Attach List)                                                                                                   0
7.   Total Federal Taxes                                         0                   0                  0                  0

STATE AND LOCAL

8.   Withholding                                                                                                           0
9.   Sales                                                                                                                 0
10.  Excise                                                                                                                0
11.  Unemployment                                                                                                          0
12.  Real Property                                                                                                         0
13.  Personal Property                                                                                                     0
14.  Other (Attach List)                                                                                                   0
15.  Total State And Local                                                                                                 0
16.  Total Taxes                                                 0                   0                  0                  0

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form   does x does not have related footnotes on Footnotes Supplement.
         ---    ---

CASE NAME:    KEVCO MANUFACTURING, LP                          ACCRUAL BASIS - 5

CASE NUMBER:  401-40784-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations,

                                                        MONTH:  JULY-02
                                                              -----------

BANK RECONCILIATIONS                                                                      Other Accounts
--------------------                                                                      --------------
A.   BANK:                                          Summit Bank         Summit Bank        (Attach List)
B.   ACCOUNT NUMBER:                                 1-0138099           1-0137836                               TOTAL
C.   PURPOSE (TYPE):                                 Depository         Depository
1.   Balance Per Bank Statement
2.   Add: Total Deposits Not Credited
3.   Subtract: Outstanding Checks
4.   Other Reconciling Items
5.   Month End Balance Per Books                                                                                     0
6.   Number of Last Check Written                       N/A                 N/A

INVESTMENT ACCOUNTS

                                                     DATE OF           TYPE OF
BANK, ACCOUNT NAME & NUMBER                          PURCHASE         INSTRUMENT      PURCHASE PRICE       CURRENT VALUE
---------------------------                          --------         ----------      --------------       -------------
7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                                               0

CASH

12.  Currency On Hand                                                                                                0
     Reclass to Accounts Payable
13.  Total Cash - End of Month                                                                                       0


This form   does x does not have related footnotes on Footnotes Supplement.
         ---    ---

CASE NAME:    KEVCO MANUFACTURING, LP                          ACCRUAL BASIS - 6

CASE NUMBER:  401-40784-BJH-11
                                                               MONTH:  JULY-02
                                                                     -----------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                                     AMOUNT             TOTAL PAID
          NAME             TYPE OF PAYMENT            PAID               TO DATE
          ----             ---------------           ------             ----------

1.
2.
3.
4.
5.   (Attach List)
6.   Total Payments To
     Insiders                                                                  0

                                  PROFESSIONALS

                              DATE OF
                            COURT ORDER                                                                   TOTAL
                            AUTHORIZING               AMOUNT            AMOUNT       TOTAL PAID         INCURRED &
          NAME                PAYMENT                APPROVED            PAID          TO DATE           UNPAID *
          ----              -----------              --------           ------       ----------         -----------
1.
2.
3.
4.
5.   (Attach List)
6.   Total Payments To
     Professionals                                                                                                0


   * Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                                                         AMOUNTS
                                                SCHEDULED                PAID                    TOTAL
                                                 MONTHLY                DURING                UNPAID POST
              NAME OF CREDITOR                 PAYMENTS DUE              MONTH                 PETITION
              ----------------                 ------------             --------              -----------
1.   Bank of America                                 N/A                                       13,945,516
2.   Status of Leases Payable                                                                  None
3.
4.
5.   (Attach List)
6.   TOTAL                                                                                     13,945,516


This form   does x does not have related footnotes on Footnotes Supplement.
         ---    ---

CASE NAME:    KEVCO MANUFACTURING, LP                          ACCRUAL BASIS - 7

CASE NUMBER:  401-40784-BJH-11
                                                              MONTH:   JULY-02
                                                                     -----------
QUESTIONNAIRE

                                                                                                                YES         NO
                                                                                                                ---         --
1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?                   x

2.  Have any funds been disbursed from any account other than a debtor in possession account?                               x

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                      x

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                                          x

5.  Have any Post Petition Loans been received by the debtor from any party?                                                x

6.  Are any Post Petition Payroll Taxes past due?                                                                           x

7.  Are any Post Petition State or Federal Income Taxes past due?                                                           x

8.  Are any Post Petition Real Estate Taxes past due?                                                                       x

9.  Are any other Post Petition Taxes past due?                                                                             x

10. Are any amounts owed to Post Petition creditors delinquent?                                                             x

11. Have any Pre Petition Taxes been paid during the reporting period?                                                      x

12. Are any wage payments past due?                                                                                         x


If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE

                                                                                                           YES         NO
                                                                                                           ---         --
1.  Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?         x

2.  Are all premium payments paid current?                                                                  x

3.  Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

         TYPE OF POLICY                         CARRIER                   PERIOD COVERED         PAYMENT AMOUNT & FREQUENCY
         --------------                         -------                   --------------         --------------------------
Property, Auto, General Liability       Aon Risk Services                  3/1/02-9/1/02         Semi-Annual       $ 98,598
D&O Liability                           Great American Insurance        11/1/2001-10/31/2004     Annual            $ 64,657


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO MANUFACTURING, LP

CASE NUMBER:  401-40784-BJH-11
                                                        MONTH:   JULY 31, 2002
                                                               -----------------

                       FOOTNOTES SUPPLEMENT ACCRUAL BASIS

DUAL
BASIS
FORM          LINE
NUMBER        NUMBER       FOOTNOTE / EXPLANATION
------        ------       ----------------------
1             1            Pursuant to the February 12, 2001 Order (1) Authorizing Continued Use of Existing Forms and
3             1            Records; (2) Authorizing Maintenance of Existing Corporate Bank Accounts and Cash Management
                           System; and (3) Extending Time to Comply with 11 U.S.C. Section 345 Investment Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number 1295026976. The Bank of America lead account is administered by, and held in the name of, Kevco Management Co. (co-debtor, Case No. 401-40788-BJH-11).
                           Accordingly, all cash receipts and disbursements flow through Kevco Management's Bank of
                           America DIP account. A schedule allocating receipts and disbursements to Kevco, Inc. and its subsidiaries is included in this report as a Supplement to Accrual Basis -3.

1             4            The sale of Debtor's real property on Protecta Drive in Elkhart, Indiana was finalized during
1             5            May 2002. Proceeds from the sale have been placed in a segregated account (see the Supplement
1             10           to Accrual Basis-3). Pursuant to other Asset Purchase Agreements approved by the Court
                           (details are in prior Monthly Operating Reports), Debtor has sold all of its assets other than intercompany receivables.

1             15A          Intercompany receivables/payables are from/to co-debtors Kevco Management Co. (Case No.
1             27A          401-40788-BJH-11), Kevco Distribution, LP (Case No. 401-40789-BJH-11), Kevco Holding, Inc. (Case No.
7             3            401-40785-BJH-11), DCM Delaware, Inc. (Case No. 401-40787-BJH-11), Kevco GP, Inc.
                           (Case No. 401-40786-BJH-11), Kevco Components, Inc. (Case No. 401-40790-BJH-11), and Kevco, Inc.
                           (Case No. 401-40783-BJH-11).

1             24           The direct charges to equity are due to secured debt reductions pursuant to asset sales by Debtor
1             32           and its co-debtors as well as direct cash payments.  The secured debt owed to Bank of America by
                           Kevco, Inc. (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (see Footnote
                           1,15A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

1             25           Pursuant to Order dated February 12, 2001 and Supplemental Order dated March 14, 2001, debtors were authorized to pay pre-petition taxes, salaries and wages up to a maximum of $4,300 per employee. Debtors were also (a) allowed to pay accrued vacation to terminated employees and (b)
                           permitted to continue allowing employees to use vacation time as scheduled.